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                                                                   EXHIBIT 10(a)

                                  AMENDMENT
                                      TO
                      SUPPLEMENTAL RETIREMENT PROGRAM FOR
                    MANAGEMENT PROFIT-SHARING ASSOCIATES OF
                          J. C. PENNEY COMPANY, INC.
              (As Amended and Restated Effective August 1, 1995)
              --------------------------------------------------

     J. C. Penney Company, Inc., a Delaware corporation, pursuant to authorization of its Board of Directors, adopts the following amendments to the Supplemental Retirement Program for Management Profit-Sharing Associates of
J. C. Penney Company, Inc. (the "Plan).

     WHEREAS, J. C. Penney Company, Inc. (the "Company") and J. C. Penney Direct Marketing Services, Inc. have entered into a Stock Purchase Agreement dated as of March 7, 2001, with Commonwealth General Corporation (the "Stock Purchase Agreement"), pursuant to which the stock of the J. C. Penney Life Insurance Company and certain of its affiliates will be sold to Commonwealth General Corporation or its designee; and

     WHEREAS, pursuant to Section 4.7 of the Stock Purchase Agreement, J. C. Penney Life Insurance Company will (i) cause the Supplemental Retirement Program for Eligible Management Associates of JCPenney Financial Services (the "Financial Services Plan") to assume the liability for the accrued retirement income benefits of certain associates under the Plan and (ii) terminate the Financial Services Plan, and Commonwealth General Corporation or an affiliate of Commonwealth General Corporation will make termination benefit payments from the Financial Services Plan to certain associates; and

     WHEREAS, the Company wishes to assume and retain the liability for retirement income benefits under the Financial Services Plan for all Financial Services Plan participants other than those participants other than those participants who are eligible for a termination benefit payment from Commonwealth General Corporation or an affiliate of Commonwealth General Corporation.

     NOW, THEREFORE:

     1. The second sentence of Article III of the Plan ("Participation") is deleted from the Plan and replaced by the following sentences:
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          Notwithstanding the preceding sentence, and except as otherwise provided in Paragraph (9) of Article IV, effective on and after January 1, 1996, any Associate who, on December 31, 1995, was not classified as management or who was not in a Profit Incentive Compensation program shall not be considered an Eligible Management Associate and shall not participate in the Plan. In addition, effective as of the Closing (as such term is defined in Paragraph (9) of Article IV), the Eligible Management Associates whose names are set forth on Appendix II to the Plan shall cease to participate in the Plan and shall not be entitled to a benefit under any provision of the Plan. In the event an Eligible Management Associate whose name is set forth on Appendix II is employed after the Closing by the Company or any Controlled Group Member, such person will not thereafter be an Eligible Management Associate and will not participate in the Plan on or after the date of such employment.

     2. Article IV of the Plan ("Benefits") is amended by the addition of the following new paragraph.

          (9)  Benefits for Certain Former Financial Services Plan Participants:
               ----------------------------------------------------------------
     The provisions of this Paragraph (9) will become effective on the close of the transactions ("Closing") contemplated by that certain Stock Purchase Agreement among Commonwealth General Corporation, J.C. Penney Company, Inc. and J.C. Penney Direct Marketing Services, Inc. dated as of March 7, 2001, provided that the Closing occurs on or before September 30, 2001.

               The Plan hereby assumes the accrued retirement income benefit obligation under the Supplemental Retirement Program for Eligible Management Associates of JCPenney Financial Services (the "Financial Services Plan") for each former Associate who (i) retired or separated from service prior to the Closing with a right to a retirement income benefit under the Financial Services Plan and who had not begun to receive retirement income benefits from the Financial Services Plan as of the Closing and (ii) whose name is not set forth on Appendix I to the Financial Services Plan, which Appendix is reproduced and attached as Appendix III to the Plan. Each such former Associate will be entitled to a retirement income benefit under this Plan in the amount of such former Associate's Financial Services Plan accrued retirement income benefit and payable in the same form and at the same time as such Financial Services Plan accrued retirement income benefit would have been paid. In addition, the Plan hereby assumes the obligation of the Financial Services Plan to make continued monthly retirement income benefit payments to each former Associate who retired prior to the Closing and had begun to receive retirement income benefits from the Financial Services Plan as of the Closing in the same amount, the same form and at the same time as such former Associate's Financial Services Plan retirement income benefit was being paid.

                                       2




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     3.   Paragraph (10) of Article VIII of the Plan is amended by the addition of the following sentence:

          Notwithstanding the foregoing provisions of this Paragraph (10), an entity that ceases to be a member of the Controlled Group immediately after the Closing (as such term is defined in Paragraph (9) of Article
          IV) will not be a "non-participating employer" for any purpose of this Plan.

     4. The Plan is amended effective as of the Closing by the addition of new Appendix II in the form attached to this amendment.

     Executed this 18/th/ day of June, 2001

                                        J. C. PENNEY COMPANY, INC.



                                        By /s/ T.A. Clerkin
                                           -------------------------------------
                                           Thomas A. Clerkin
                                           Senior Vice President and Director of
                                           Business Planning and Support

                                       3
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                                  APPENDIX II

                     FORMER ELIGIBLE MANAGEMENT ASSOCIATES
                      WHOSE BENEFITS HAVE BEEN ASSUMED BY
                    THE SUPPLEMENTAL RETIREMENT PROGRAM FOR
                       ELIGIBLE MANAGEMENT ASSOCIATES OF
                          JCPENNEY FINANCIAL SERVICES

                         [Names Intentionally Omitted]

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                                 APPENDIX III

                        ELIGIBLE MANAGEMENT ASSOCIATES
                         WHOSE NAMES ARE SET FORTH ON
                               APPENDIX I TO THE
                      SUPPLEMENTAL RETIREMENT PROGRAM FOR
                       ELIGIBLE MANAGEMENT ASSOCIATES OF
                          JCPENNEY FINANCIAL SERVICES

                         [Names Intentionally Omitted]